TENTH AMENDMENT TO GRID NOTE


     THIS TENTH AMENDMENT TO GRID NOTE is made on November 30, 2001, and effective as of November 30, 2001, by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation, hereinafter called the "Maker", and FIRST HAWAIIAN BANK, a Hawaii corporation, hereinafter called the "Bank";

                               WITNESSETH THAT;

     WHEREAS, the Bank extended to the Maker that certain uncommitted line of credit facility in the principal amount not to exceed FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) which line of credit is evidenced by that certain Grid Note (the "Note") dated December 30, 1993, with a final maturity of said Note being November 30, 1994; and

     WHEREAS, the Maker and the Bank subsequently entered into that certain Amendment to Grid Note dated August 31, 1994, whereby the Note was increased to SIXTY-FIVE MILLION AND NO/100 DOLLARS ($65,000,000.00), Section 4 of the Note, "Limitation" was deleted in its entirety and replaced, and the Note was
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extended to November 30, 1995; and

     WHEREAS, the Maker and the Bank subsequently entered into that Second Amendment to Grid Note dated March 29, 1995, whereby the Note was decreased to FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00), and Section 4 of the Note, entitled "Limitation" was deleted in its entirety and replaced, and
                ----------

     WHEREAS, the Maker and the Bank subsequently entered into that Third Amendment to Grid Note dated November 17, 1995, whereby the Note was extended to November 30, 1996; and

     WHEREAS, the Maker and the Bank subsequently entered into that Fourth Amendment to Grid Note dated November 25, 1996, whereby the Note was extended to November 30, 1997; and

     WHEREAS, the Maker and the Bank subsequently entered into that Fifth Amendment to Grid Note dated November 28, 1997, whereby the Note was extended to November 30, 1998; and

     WHEREAS, the Maker and the Bank subsequently entered into that Sixth Amendment to Grid Note dated November 30, 1998, whereby the Note was extended to November 30, 1999; and

     WHEREAS, the Maker and the Bank subsequently entered into that Seventh Amendment to Grid Note dated November 23, 1999, whereby the Note as extended to November 30, 2000, and with the merger of A&B-Hawaii, Inc. into Alexander & Baldwin, Inc., with Alexander & Baldwin, Inc. being the surviving corporation, the obligations of A&B-Hawaii, Inc. under the Note were terminated, with all references in the Note to the Maker deemed to be references to Alexander & Baldwin, Inc.; and

     WHEREAS, the Maker and the Bank subsequently entered into that certain Eighth Amendment to Grid Note dated May 3, 2000, whereby the Note was increased to SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00), and Section 4 of the Note, "Limitation" was deleted in its entirety and replaced; and
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     WHEREAS, the Maker and the Bank subsequently entered into that Ninth
Amendment to Grid Note dated November 30, 2000, whereby the Note was extended to November 30, 2001; and

     WHEREAS, the Maker and the Bank desire to further amend the Note as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Maker and the Bank agree as follows:

     1. The Maturity Date of the Note, as previously amended, shall be and hereby is further amended to provide that all unpaid principal and accrued but unpaid interest shall be due and payable on NOVEMBER 30, 2002, unless sooner due as otherwise provided in the Note.

     2. Section 4 of the Note, entitled "Limitation", shall be deleted in its entirety and replaced by the following:

          4.   Limitation.  Notwithstanding any contrary provision
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          hereunder, the unpaid principal balance outstanding under
          this Note, plus the unpaid principal balance or balances owing by the Maker under First Hawaiian Bank's share of that certain $185,000,000 Third Amended and Restated Revolving Credit and Term Loan Agreement, effective as of November 30, 2001, by and between the Maker, the Bank and the banks that are parties thereto, as amended from time to time, shall not any time exceed the aggregate principal sum of $70,000,000.

     3. In all other respects, the Note, as herein amended, shall remain unmodified and in full force and effect, and the Maker hereby reaffirms all of its obligations under the Note, as previously amended, and as amended hereby. Without limiting the generality of the foregoing, the Maker hereby expressly acknowledges and agrees that, as of the date of this TENTH AMENDMENT TO GRID NOTE, the Maker has no offsets, claims or defenses whatsoever against the Bank or against any of the Maker's obligations under the Note, as previously amended, and as amended hereby, and that if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.


     IN WITNESS WHEREOF, this Tenth Amendment to Grid Note is executed by the undersigned parties on the date first above written.

                                   ALEXANDER & BALDWIN, INC.


                                   By:  /s/ J. S. Andrasick
                                        ----------------------------------
                                        James S. Andrasick
                                        Its:  Senior Vice President, Chief
                                              Financial Officer and Treasurer


                                   By:  /s/ Thomas A. Wellman
                                        ----------------------------------
                                        Thomas A. Wellman
                                        Its:  Controller and Assistant
                                              Treasurer

                                                                       "Maker"



                                   FIRST HAWAIIAN BANK


                                   By:  /s/ Lance A. Mizumoto
                                        ----------------------------------
                                        Lance A. Mizumoto
                                        Its:  Vice President
                                                                        "Bank"